SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                               April 20, 1995


                             TECO ENERGY, INC.
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                 Number)          Identification No.)



     702 North Franklin Street, Tampa Florida             33602
     (Address of principal executive offices)           (Zip code)



Registrant's telephone number, including area code: (813) 228-4111
















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Item 5.   Other Events


     See the Press Release dated April 21, 1995, filed as Exhibit 99.1 and incorporated herein by reference, describing a recommendation by the Staff of the Florida Public Service Commission for proposed agency action relating to a change in Tampa Electric Company's authorized rate of return on common equity, the deferral of revenues under certain circumstances and the elimination of the oil backout tariff. Tampa Electric is a wholly-owned subsidiary of the registrant.











































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Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press Release dated April 21, 1995.
















































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                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    April 21, 1995           TECO Energy, Inc.



                                   By:/s/ A. D. Oak
                                          A. D. Oak
                                          Senior Vice President-
                                          Finance and Chief
                                          Financial Officer

































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                             INDEX TO EXHIBITS


     Exhibit No.    Description of Exhibits            Page No.

          99.1      Press Release dated April 21, 1995      6















































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